Exhibit 10.7





                     SULLIVAN BROADCASTING COMPANY, INC.
                   (as successor to A-3 ACQUISITION, INC.)

                                 As Issuer,

                          THE SUBSIDIARY GUARANTORS
                                named herein

                                     AND

                    STATE STREET BANK AND TRUST COMPANY,

                                 as Trustee

                          -------------------------

                        SECOND SUPPLEMENTAL INDENTURE

                        Dated as of February 7, 1996

                          -------------------------

                        Supplemental to the Indenture
                                    among
                           A-3 Acquisition, Inc.,
                   the Subsidiary Guarantors named therein
                                     and
                     State Street Bank and Trust Company
                       dated as of December 21, 1995,
                           as Supplemented by the
                        First Supplemental Indenture
                         dated as of January 5, 1996



                        SECOND SUPPLEMENTAL INDENTURE


      SECOND SUPPLEMENTAL INDENTURE, dated as of February 7, 1996, among SULLIVAN BROADCASTING COMPANY, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 18 Newbury Street, Boston, Massachusetts 02116, STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Trustee"), as Trustee under the Indenture, dated as of December 21, 1995, among A-3 Acquisition, Inc., the Trustee and the Subsidiary Guarantors named therein (the "Indenture"), and SULLIVAN BROADCASTING OF BUFFALO, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF CHARLESTON, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF DAYTON, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF NASHVILLE, INC., a corporation duly organized and existing under the laws of the State of Tennessee, SULLIVAN BROADCASTING OF NEVADA, INC., a corporation duly organized and existing under the laws of the State of Nevada, SULLIVAN BROADCASTING OF RICHMOND, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF ROCHESTER, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF WEST VIRGINIA, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING MANAGEMENT SERVICES, INC., a corporation duly organized and existing under the laws of the State of Delaware, and SULLIVAN BROADCASTING LICENSE CORP., a corporation duly organized and existing under the laws of the State of Delaware (collectively, the "Subsidiary Guarantors"), each having its principal office at 18 Newbury Street, Boston, Massachusetts 02116, except for Sullivan Broadcasting of Nevada, Inc., whose principal office is 1325 Airmotive Way, Suite 130, Reno, Nevada 89502 and SULLIVAN BROADCASTING OF UTICA, INC., a corporation duly organized and existing under the laws of the State of Delaware ("Utica").

                           RECITAL OF THE TRUSTEE

      WHEREAS, the Company, the Subsidiary Guarantors and the Trustee are parties to that certain Indenture, dated as of December 21, 1995, pertaining to $125,000,000 principal amount of the Company's 10 1/4% Senior Subordinated Notes due 2005 (including the related guarantees, the "Securities"), as supplemented by the First Supplemental Indenture dated as of January 5, 1996.

        RECITALS OF THE COMPANY, THE SUBSIDIARY GUARANTORS AND UTICA

      WHEREAS, Utica is a newly formed, wholly-owned subsidiary of the Company;

      WHEREAS, the Company, the Subsidiary Guarantors and Utica desire, pursuant to Section 9.01 of the Indenture, to execute this Supplemental Indenture in order to comply with Section 4.15 of the Indenture; and

      WHEREAS, the Company, the Subsidiary Guarantors and Utica have duly authorized the execution and delivery of this Supplemental Indenture in order for Utica to assume all the obligations of a Subsidiary Guarantor under the Securities and the Indenture.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree for the equal and proportionate benefit of all Holders of the Securities, as follows:

      Section 1. Utica hereby assumes all the obligations of a Subsidiary Guarantor, under the Securities and the Indenture; and Utica may exercise every right and power of a Successor Guarantor under the Indenture with the same effect as if Utica had been named as a Subsidiary Guarantor therein.

      Section 2. Any notice or communication by the Trustee to Utica shall be addressed as follows:

                    Sullivan Broadcasting of Utica, Inc.
                              18 Newbury Street
                         Boston, Massachusetts 02116
                               Attn: President

      Section 3. From and after the date hereof, the Indenture, as supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument with respect to the Securities.

      Section 4. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instruments.

                               * * * * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year above written.

                                       SULLIVAN BROADCASTING COMPANY, INC.


                                       By:
                                       Title:  President
Attest:



Title:  Secretary

                                       STATE STREET BANK AND TRUST
                                       COMPANY, as Trustee


                                       By:
                                       Title:
Attest:



Title:

                                       SULLIVAN BROADCASTING OF UTICA,
                                       INC., as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

                                       SULLIVAN BROADCASTING
                                       OF BUFFALO,  INC., as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

                                       SULLIVAN BROADCASTING OF
                                       CHARLESTON, INC., as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

                                       SULLIVAN BROADCASTING OF
                                       DAYTON,INC., as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

                                       SULLIVAN BROADCASTING OF
                                       NASHVILLE, INC., as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

                                       SULLIVAN BROADCASTING OF
                                       NEVADA, INC., as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

                                       SULLIVAN BROADCASTING OF
                                       RICHMOND, INC., as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

                                       SULLIVAN BROADCASTING OF
                                       ROCHESTER, INC., as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

                                       SULLIVAN BROADCASTING OF WEST
                                       VIRGINIA, INC., as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

                                       SULLIVAN BROADCASTING
                                       MANAGEMENT SERVICES, INC.,
                                       as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

                                       SULLIVAN BROADCASTING LICENSE
                                       CORP., as Guarantor


                                       By:
                                       Title: President
Attest:



Title:  Secretary

STATE OF   )
               ___________________
           )   ss:
COUNTY OF  )
               ___________________

      On this ____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING COMPANY, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



STATE OF   )   ___________________
           )   ss:
COUNTY OF  )   ___________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING OF UTICA, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



STATE OF   )   __________________
           )   ss:
COUNTY OF  )   __________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING OF BUFFALO, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



STATE OF   )   ___________________
           )   ss:
COUNTY OF  )   ___________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING OF CHARLESTON, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



STATE OF   )   __________________
           )   ss:
COUNTY OF  )   __________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING OF DAYTON, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



STATE OF   )   ___________________
           )   ss:
COUNTY OF  )   ___________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING OF NASHVILLE, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



STATE OF   )   __________________
           )   ss:
COUNTY OF  )   __________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING OF NEVADA, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _______________
[SEAL]



STATE OF   )   ___________________
           )   ss:
COUNTY OF  )   ___________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING OF RICHMOND, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



STATE OF   )   __________________
           )   ss:
COUNTY OF  )   __________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING OF ROCHESTER, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



STATE OF   )   ___________________
           )   ss:
COUNTY OF  )   ___________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING OF WEST VIRGINIA, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



STATE OF   )   __________________
           )   ss:
COUNTY OF  )   __________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING MANAGEMENT SERVICES, INC., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



STATE OF   )   ___________________
           )   ss:
COUNTY OF  )   ___________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan and Royce Yudkoff, to me known, who each being first duly and severally sworn did say that they, said J. Daniel Sullivan and Royce Yudkoff, are the President and Secretary of SULLIVAN BROADCASTING LICENSE CORP., respectively; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan and Royce Yudkoff each acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, State of _____________
[SEAL]



COMMONWEALTH OF   )   Boston
 MASSACHUSETTS    )
                  )   ss:
COUNTY OF SUFFOLK )   __________________

      On this _____ day of February, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named _______________________, to me known, who each being first duly and severally sworn did say that s/he, is the __________________________ of STATE STREET BANK AND TRUST COMPANY; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that s/he acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                       Notary Public, Commonwealth of
                                       Massachusetts
[SEAL]